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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 1996
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                        COMMERCIAL FEDERAL CORPORATION
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            (Exact name of registrant as specified in its charter)


      NEBRASKA                          1-11515                 47-0658852
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(State or other jurisdiction          (Commission               (I.R.S. Employer
   of incorporation)                  File Number)        Identification Number)


2120 SOUTH 72nd STREET, OMAHA, NEBRASKA                         68124
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:  (402) 554-9200
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                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)



              The original document is comprised of seven pages.



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                        COMMERCIAL FEDERAL CORPORATION
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                                   FORM 8-K
                                   --------

Item 5.  Other Events:
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             On November 18, 1996, the Board of Directors of Commercial Federal
             Corporation (the Corporation) authorized a three-for-two stock split to be effected in the form of a 50 percent stock dividend. Par value will remain at $.01 per share. The Board also declared a quarterly cash dividend of $.07 per common share which represents an increase of five percent from last quarter when the Corporation paid 6.67 cents per common share after adjusting for the three-for-two split. The stock and cash dividend, payable to stockholders of record as of December 31, 1996, will be paid on January 14, 1997.

Item 7.  Financial Statements and Exhibits:
------------------------------------------

(c)   Exhibits:

      Exhibit 99.  Press Release dated November 19, 1996.


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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     COMMERCIAL FEDERAL CORPORATION
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                                     (Registrant)


Date: November 19, 1996              /s/ James A. Laphen
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                                     James A. Laphen, President, Chief Operating
                                     Officer and Chief Financial Officer (Duly
                                     Authorized and Principal Financial Officer)

Date: November 19, 1996              /s/ Gary L. Matter
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                                     Gary L. Matter, Senior Vice President,
                                     Controller and Secretary (Principal
                                     Accounting Officer)



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